UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2018

Bison Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38120	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609-610 21st Century Tower

No. 40 Liangmaqiao Road
Chaoyang District, Beijing
China 100016
(Address of principal executive offices, including Zip Code)

(86) 10-8444-6968

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, BISON CAPITAL ACQUISITION CORP. (“BISON”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING BISON’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTION WITH XYNOMIC PHARMACEUTICALS, INC. (“XYNOMIC”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K FILED BY BISON ON SEPTEMBER 13, 2018.

THE PROPOSED BUSINESS COMBINATION WILL BE SUBMITTED TO SHAREHOLDERS OF BISON FOR THEIR CONSIDERATION. BISON INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PRELIMINARY AND DEFINITIVE PROXY STATEMENTS IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AND OTHER MATTERS AND WILL MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO ITS SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. SHAREHOLDERS OF BISON AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A FREE COPY OF THE PROXY STATEMENT, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT BISON, XYNOMIC AND THE PROPOSED BUSINESS COMBINATION, ONCE SUCH DOCUMENTS ARE FILED WITH THE SEC, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY CALLING 1-800-SEC-0330. COPIES OF THE PROXY STATEMENT AND SUCH OTHER FILINGS WITH THE SEC CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO BISON AT 609-610 21ST CENTURY TOWER, NO. 40 LIANGMAQIAO ROAD, CHAOYANG DISTRICT, BEIJING, CHINA.

PARTICIPANTS IN THE SOLICITATION

BISON, XYNOMIC AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM BISON’S SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING BISON’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017, FILED WITH THE SEC ON FEBRUARY 21, 2018. A LIST OF THE NAMES OF XYNOMIC’S DIRECTORS AND EXECUTIVE OFFICERS, ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS WILL BE CONTAINED IN THE PROXY STATEMENT RELATING TO THE TRANSACTION WITH XYNOMIC WHEN IT BECOMES AVAILABLE AND WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

DISCLAIMER

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF BISON OR XYNOMIC, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION. NO REGISTERED OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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FORWARD LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, BISON’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED BUSINESS COMBINATION, APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS, THE SATISFACTION OF THE CLOSING CONDITIONS TO SUCH TRANSACTIONS AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS: THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THAT THE CLOSING MAY BE DELAYED BECAUSE CONDITIONS TO THE CLOSING MAY NOT BE SATISFIED, INCLUDING THE RECEIPT OF REQUISITE SHAREHOLDER AND OTHER APPROVALS, THE PERFORMANCES OF BISON AND XYNOMIC, AND THE ABILITY OF BISON OR, AFTER THE CLOSING OF THE TRANSACTIONS, THE COMBINED COMPANY, TO CONTINUE TO MEET THE NASDAQ CAPITAL MARKET’S LISTING STANDARDS; THE REACTION OF XYNOMIC’S LICENSORS, COLLABORATORS, SERVICE PROVIDERS OR SUPPLIERS TO THE BUSINESS COMBINATION; UNEXPECTED COSTS, LIABILITIES OR DELAYS IN THE BUSINESS COMBINATION TRANSACTION; THE OUTCOME OF ANY LEGAL PROCEEDINGS RELATED TO THE TRANSACTION; THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION TRANSACTION AGREEMENT; AND GENERAL ECONOMIC CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN BISON’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING BISON AND XYNOMIC, THE BUSINESS COMBINATION TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO BISON, XYNOMIC, XYNOMIC’S SHAREHOLDERS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER BISON, XYNOMIC, NOR XYNOMIC’S SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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Item 7.01 Regulation FD Disclosure.

Commencing shortly after the filing of this Current Report on Form 8-K, Bison Capital Acquisition Corp. (“Bison”) intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Bison’s securities, in connection with the proposed transactions contemplated in the Merger Agreement as described in the Current Report on Form 8-K filed by Bison on September 13, 2018. Furnished as Exhibit 99.1 to this Report is the investor presentation that will be used by Bison and Xynomic in making such presentations

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This report should not be deemed an admission as to the materiality of any information contained in the investor presentation. Bison does not undertake any obligation to update the investor presentation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Investor Presentation—September 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2018

Bison Capital Acquisition Corp.

By:	/s/ James Jiayuan Tong
James Jiayuan Tong
Chief Executive Officer, Chief Financial Officer and Director

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